MONEY MARKET MANAGEMENT

A Portfolio of Money Market Obligations Trust
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Supplement to Prospectus dated September 30, 2004

The following shall become effective June 27, 2005:

Under the sub-heading entitled "THROUGH AN EXCHANGE," please delete the accompanying text and replace it with the following:

     "You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales load or contingent deferred sales load, except Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations."


Under the sub-heading entitled "EXCHANGE PRIVILEGE," please delete the accompanying text and replace it with the following:

     "You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales load or contingent deferred sales load, except Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:

o    ensure that the account registrations are identical;

o    meet any minimum initial investment requirements; and

o    receive a prospectus for the fund into which you wish to exchange.

     An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

     The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund's frequent trading policies. See `Account and Share Information - Frequent Trading Policies.'"


                                                                   April 7, 2005

Federated Securities Corp., Distributor
Cusip 60934N211
32287 (4/05)